UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 20, 2026

RELIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

735 N. 19th Avenue

Phoenix, AZ 85009

(Address of principal executive offices)

(480) 564-5700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	RS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Reliance, Inc. (the “Company”) Annual Meeting of Stockholders was held on May 20, 2026.

(b)	Stockholders voted on the matters set forth below:

(1)	Each of the nominees for election to the Company's Board of Directors was elected to hold office until the Company's next Annual Meeting of Stockholders, and until his or her successor is elected and qualified, based upon the following votes:

Nominee for director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Lisa L. Baldwin	39,106,189	1,744,012	29,134	5,114,413
Karen W. Colonias	39,941,196	911,875	26,264	5,114,413
Frank J. Dellaquila	40,479,352	380,988	18,995	5,114,413
James K. Kamsickas	40,607,237	249,619	22,479	5,114,413
Karla R. Lewis	40,646,836	209,155	23,344	5,114,413
Robert A. McEvoy	39,057,348	1,800,465	21,522	5,114,413
David W. Seeger	34,111,575	6,745,019	22,741	5,114,413
Douglas W. Stotlar	39,004,228	1,853,053	22,054	5,114,413
John G. Sznewajs	40,646,812	209,251	23,272	5,114,413

(2)	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

The vote was 39,282,052 for; 1,528,970 against; and 68,313 abstentions. There were 5,114,413 broker non-votes.

(3)	The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year was approved based upon the following votes:

The vote was 45,646,752 for; 328,448 against; and 18,548 abstentions. There were no broker non-votes.

(4)	The stockholder proposal requiring directors to depart the Board within nine months of failing to receive a majority vote was not approved based upon the following votes:

The vote was 6,419,815 for; 34,315,008 against; and 144,512 abstentions. There were 5,114,413 broker non-votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE, INC.

Dated: May 21, 2026	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary

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